                                                                   EXHIBIT 10.11





                         NOVIRIO PHARMACEUTICALS LIMITED

                           SECOND AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT





                                 April 24, 2001

                                TABLE OF CONTENTS


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                                                                            Page
                                                                            ----
SECTION 1 DEFINITIONS; EFFECT ...........................................     1
      1.1   Definitions .................................................     1
      1.2   Effect ......................................................     8

SECTION 2 REGISTRATION RIGHTS ...........................................     8
      2.1   Requested Registration ......................................     8
      2.2   Company Registration. .......................................     11
      2.3   Expenses of Registration ....................................     12
      2.4   Registration Procedures .....................................     12
      2.5   Registration on Form S-3 ....................................     15
      2.6   Indemnification. ............................................     15
      2.7   Information by Purchaser ....................................     18
      2.8   Rule 144 Reporting ..........................................     18
      2.9   Transfer of Registration Rights .............................     19
      2.10  General .....................................................     19
      2.11  Other Registration Rights ...................................     19
      2.12  Lock-up Agreements ..........................................     19
      2.13  Mergers, Etc ................................................     20
      2.14  Termination .................................................     20

SECTION 3 AFFIRMATIVE COVENANTS OF THE COMPANY, THE PURCHASERS AND THE
STOCKHOLDERS ............................................................     20
      3.1   Board Representation and Voting Agreement. ..................     20
      3.2   Voting and Sale or Tender of Shares .........................     22
      3.3   Termination. ................................................     23

SECTION 4 PREEMPTIVE RIGHTS .............................................     23
      4.1   Right to Purchase ...........................................     23
      4.2   Price .......................................................     24
      4.3   Closing .....................................................     25
      4.4   Termination .................................................     25

SECTION 5 RESTRICTIONS ON TRANSFER; CO-SALE .............................     25
      5.1   Restrictions ................................................     25
      5.2   Right of First Refusal Applicable to Stockholders ...........     25
      5.3   Right of Co-Sale Applicable to Stockholders .................     27
      5.4   Right of First Refusal Applicable to Purchasers .............     28
      5.5   Right of Co-Sale Applicable to the Purchasers and Stockholders    29

SECTION 6 CONFIDENTIALITY ................................................    30
      6.1   Confidentiality ..............................................    30
      6.2   Enforcement ..................................................    31

SECTION 7 MISCELLANEOUS ..................................................    31
      7.1   Waivers and Amendments .......................................    31
      7.2   Governing Law ................................................    31
      7.3   Successors and Assigns .......................................    31
      7.4   Entire Agreement .............................................    31
      7.5   Notices ......................................................    31
      7.6   Severability .................................................    32
      7.7   Titles and Subtitles .........................................    32
      7.8   Counterparts .................................................    32
      7.9   Consent to Jurisdiction ......................................    32
      7.10  Authorization of Preferred Shares ............................    32
      7.11  Filing of this Agreement .....................................    32
      7.12  Additional Ordinary Shares; Joinder ..........................    32
      7.13  Additional Purchasers.........................................    33
      7.14  Permitted Transfers...........................................    33

                         NOVIRIO PHARMACEUTICALS LIMITED

                           SECOND AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT

            THIS SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT ("Agreement") is entered into as of April 24, 2001, by and among NOVIRIO PHARMACEUTICALS LIMITED, a corporation formed under the laws of the Cayman Islands (the "COMPANY"), the Purchasers (as defined herein) and the Stockholders (as defined herein).

                                    RECITALS

            WHEREAS, the Company has at the date hereof authorized share capital consisting of 123,091,257 Ordinary Shares (as defined herein), 12,413,793 Series A Preferred Shares (as defined herein), 5,555,556 Series B Preferred Shares (as defined herein), and 9,939,394 Series C Preferred Shares (as defined herein); and

            WHEREAS, the Company and the holders of the outstanding Series A Preferred Shares, the outstanding Series B Preferred Shares and the outstanding Ordinary Shares are parties to an Amended and Restated Stockholders' Agreement dated as of August 6, 1999 (the "PRIOR AGREEMENT");

            WHEREAS, the purchasers of the Series C Preferred Shares require similar rights to those set forth in the Prior Agreement as a condition to their purchase of Series C Preferred Shares;

            WHEREAS, each Stockholder and each Purchaser will, by the Closing Date, have a substantial investment in the Company by reason of its ownership of the securities of the Company shown on Schedule A hereto; and

            WHEREAS, the parties believe that it is in the best interests of the Company, the Purchasers and the Stockholders to make provision for (a) the future disposition of certain shares of the Company and (b) other matters relating to the governance of the Company;

            NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree to amend and restate the Prior Agreement as follows:

                                   SECTION 1

                              DEFINITIONS; EFFECT

            1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "10-DAY PERIOD" shall have the meaning set forth in Section 5.4(b).

            "15-DAY PERIOD" shall have the meaning set forth in Section 5.2(b).

            "AFFILIATE" shall have the meaning given such term in the Purchase Agreement.

            "AGREEMENT" shall have the meaning set forth in the first paragraph of this Agreement.

            "BBB" shall mean BB Bioventures L.P., a Delaware limited partnership.

            "BOARD" shall have the meaning set forth in Section 3.1(a).

            "CHARTER" shall have the meaning given such term in the Purchase Agreement.

            "CLOSING DATE" shall have the meaning given such term in the Purchase Agreement.

            "CO-SALE PARTICIPANT" shall have the meaning set forth in Section 5.3(a).

            "CO-SELLER" shall have the meaning set forth in Section 5.5(a).

            "COMMISSION" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "COMPANY" shall have the meaning set forth in the first paragraph of this Agreement.

            "COMPANY REGISTRATION CUTBACK" shall have the meaning set forth in
Section 2.2(b).

            "COMPETITOR" shall mean any Person having as a principal line of business the discovery, development and commercialization of antiviral therapeutics.

            "CONVERTIBLE SECURITIES" shall mean securities or obligations that are exercisable for, convertible into or exchangeable for Ordinary Shares. The term includes options, warrants or other rights to subscribe for or purchase Ordinary Shares or to subscribe for or purchase other securities that are convertible into or exchangeable for Ordinary Shares.

            "CURRENT MARKET PRICE" per share shall mean, as of the date of determination, (a) the median of the daily Market Price under clause (a) or (b) of the definition thereof of the common stock (or other security) of the applicable Person during the immediately preceding thirty (30) trading days ending on such date, and (b) if such security is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (c) of the definition thereof on such date.

            "DEMAND REGISTRATION CUTBACK" shall have the meaning set forth in
Section 2.1(b).

            "EQUITY INCENTIVE PLAN" shall have the meaning given such term in the Purchase Agreement.

            "EXCLUDED SECURITIES" means (i) securities offered to the public pursuant to a registration statement filed under the Securities Act in connection with a Qualified IPO; (ii) securities issued pursuant to the acquisition of another Person by the Company by merger, consolidation, amalgamation, exchange of shares, the purchase of substantially all of the assets or otherwise which has been approved by the Supermajority Purchasers;
(iii) Convertible Securities or Ordinary Shares issued to any employees, officers, directors, consultants or advisors of the Company or a Subsidiary pursuant to the Equity Incentive Plan; (iv) securities issued to the Company's members in connection with any share split, share dividend, recapitalization, split-up, subdivision or other similar event; (v) Purchased Securities; (vi) Ordinary Shares issued to the Purchasers upon the conversion or exercise of the Purchased Securities; (vii) Ordinary Shares issued pursuant to the exercise of Convertible Securities or other awards granted under the Equity Incentive Plan; and (viii) such number of Ordinary Shares, not to exceed 10,000, issuable upon authorization of Jean-Pierre Sommadossi pursuant to the resolution of the Company's Board of Directors dated June 15, 1999 which have not been issued as of the date hereof or which are subsequently forfeited by a person to whom such Ordinary Shares have been issued

            "FAMILY MEMBER" shall mean, as to any Person, such Person's spouse, child (including a stepchild or an adopted child), grandchildren and a trust for the exclusive benefit of any one or more of them and a corporation controlled at all times by such Person and beneficially owned by such Person and any one or more of them.

            "FOUNDERS" shall mean Doctors Jean-Pierre Sommadossi, Raymond F. Schinazi and Jean-Louis Imbach and a "Founder" shall mean any one of them.

            "FOUNDERS' DIRECTOR" shall have the meaning set forth in Section 3.1(a).

            "INDEMNIFIED PARTY" shall have the meaning set forth in Section 2.6(c).

            "INDEMNIFYING PARTY" shall have the meaning set forth in Section 2.6(c).

            "INDEPENDENT THIRD PARTY" shall mean any Person which immediately prior to the contemplated transaction neither owns, nor is an Affiliate of any Person which owns, in excess of 5% of the Ordinary Shares (calculated on an as converted basis) outstanding at such time.

            "INITIATING PURCHASERS" shall have the meaning set forth in Section 2.1(a).

            "LIQUIDITY NOTICE" shall have the meaning set forth in Section
3.1(a).

            "MARKET PRICE" shall mean, as of the date of determination, (a) if the common stock (or other security) of the applicable Person is listed on a national securities exchange, the closing price per share of such security on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which such security is then listed or admitted to trading; or (b) if such security is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of such security on such date; or (c) if neither of (a) or (b) is applicable, a market price per share of such security determined (i) mutually by the Board of Directors and the holders of a majority of the shares of Preferred Shares, or, (ii) if the Board of Directors and the holders of a majority of the Preferred Shares shall fail to agree, in the manner set forth in Article 7(6)(e) of the Company's Articles of Association, as in effect on the date hereof.

            "NEW SHARES" shall mean (a) any Ordinary Shares or Preferred Shares or other equity securities of the Company whether now authorized or not, (b) any rights, options, or warrants to purchase said shares, and (c) securities of any type whatsoever that are, or may become, convertible into, exercisable, exchangeable, or carrying rights to subscribe for any equity securities of the Company (collectively with the securities referred to in clause (b) above, "Options"); provided, however, that "New Shares" does not include Excluded Securities.

            "NOMURA" shall mean Nomura International plc.

            "NOTICE OF PROPOSED ISSUANCE" shall have the meaning set forth in
Section 4.1(a).

            "OFFER" shall have the meaning set forth in Section 5.2(a).

            "OFFERED NEW SHARES" shall have the meaning set forth in Section 4.1(a).

            "OFFERED SECURITIES" shall have the meaning set forth in Section 5.4(a).

            "OFFERED SHARES" shall have the meaning set forth in Section 5.5(a).

            "ORDINARY SHARES" means the Ordinary Shares, $.001 par value per share, of the Company. For purposes of calculating the Stockholders' relative holdings of the Ordinary Shares, including without limitation for purposes of Sections 4.1(c) and 5.2(b) hereof, all Preferred Shares of the Company shall be deemed to have been converted into Ordinary Shares.

            "ORDINARY SHARES DEEMED OUTSTANDING" shall mean, at any given time, the number of Ordinary Shares actually then in issue at such time, plus the number of Ordinary Shares issuable upon conversion of the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares, plus the number of Ordinary Shares issuable upon the exercise in full of all other Convertible Securities whether or not such other Convertible Securities are convertible into Ordinary Shares at such time.

            "PERSON" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

            "PREFERRED OFFER" shall have the meaning set forth in Section
5.4(a).

            "PREFERRED SHARES" shall mean the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares.

            "PRIOR AGREEMENT" shall have the meaning set forth in the Recitals.

            "PRO RATA PORTION" shall have the meaning set forth in Section
5.4(b).

            "PRO RATA SHARE" shall have the meaning set forth in Section 5.2(b).

            "PROPOSED BUYER" shall have the meaning set forth in Section 5.4(a).

            "PROPOSED TRANSFEREE" shall have the meaning set forth in Section 5.2(a).

            "PROPORTIONATE SHARE" shall have the meaning set forth in Section 4.1(c).

            "PURCHASE AGREEMENT" shall mean that certain Securities Purchase Agreement dated the date hereof among the Company and certain of the Purchasers.

            "PURCHASED SECURITIES" shall mean the Series A Preferred Shares, Series B Preferred Shares and the Series C Preferred Shares sold by the Company to the Purchasers on or prior to the date hereof.

            "PURCHASER SALE OF THE COMPANY" shall have the meaning set forth in
Section 3.2.

            "PURCHASERS" shall mean collectively BB BioVentures L.P., MPM Asset Management Investors 1998 LLC, MPM BioVentures Parallel Fund, L.P., TVM Medical Ventures GmbH & Co. K.G., KB Lux Venture Capital Fund-Biotechnology, Cloppenburg Automobile AG, Cloppenburg Immobil AG, Peter Merz, Raymond Flammang, Nomura International plc, Credit Suisse First Boston Equity Partners, L.P., Credit Suisse First Boston Equity Partners (Bermuda), L.P., EMA Partners Fund 2000, L.P., EMA Private Equity Fund 2000, L.P., Credit Suisse First Boston U.S. Executive Advisors, L.P., Hanseatic Americas LDC, Novartis Bioventure Fund/Novartis International AG, Biomedical Sciences Investment Fund Pte Ltd., Adroit Private Equity AG, Bank America Investment Corporation, and Swan Private Equity Verwaltungs GmbH, and with respect only to their Preferred Shares and the Ordinary Shares into which they may be converted, Jean-Pierre Sommadossi, Raymond F. Schinazi, Bruno Lucidi, Robert Murphy, C.K. Chu and David Carder, and any of the respective transferees of any parties listed above under Section 2.9 hereof who hold Registrable Securities.

            "QUALIFIED IPO" shall mean a fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act or the effectiveness of such other relevant document required pursuant to applicable foreign laws and regulations covering the offer and sale by the Company of Ordinary Shares in which the aggregate net proceeds to the Company (after deducting Selling Expenses) equals or exceeds $40,000,000 and in which the price per Ordinary Share offered to the public equals or exceeds $9.90 (such price to be equitably adjusted in the event of any share dividend, share split, combination, recapitalization or other similar event), and the listing of such Ordinary Shares on a nationally recognized exchange in the United States or such foreign jurisdictions as the Company and the Supermajority Purchasers may agree; or the Nasdaq National Market.

            "QUALIFIED PRIVATE OFFERING" shall mean a Sale of the Company that implies a valuation of the Ordinary Shares Deemed Outstanding (excluding shares issuable upon exercise of the Series C Warrants) which equals or exceeds $9.90 per share (such price to be equitably adjusted in the event of any stock dividend, stock split, combination, reorganization or other similar event); provided that the consideration paid in connection therewith consists of one or a combination of the following: (i) cash; and (ii) securities of the acquiring corporation which may be immediately sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom which permits sales without limitation as to volume or the manner of sale on a nationally recognized exchange in the United States or the Nasdaq National Market. In the event that the consideration is paid in whole or part in securities pursuant to (ii), the value of such securities upon the closing of such Sale of the Company shall be the Current Market Price.

            The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration in the United States effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "REGISTRABLE SECURITIES" shall mean (i) the Ordinary Shares that have been issued to any Purchaser or that are issuable pursuant to the conversion of the Purchased Securities or the exercise of the Series C Warrants,
(ii) any Ordinary Shares issued or issuable in respect of the shares contemplated by clause (i) above upon any share split, share dividend, recapitalization, split-up, subdivision or other similar event, and (iii) Ordinary Shares issued or issuable in replacement or exchange of any of the securities issued in clauses (i) or (ii) above, provided, however, that Ordinary Shares that are Registrable Securities shall cease to be Registrable Securities
(a) upon any sale pursuant to an effective registration statement or Rule 144 under the Securities Act or (b) upon any transfer or assignment which does not comply with the requirements of Section 2.9 of this Agreement.

            "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.1, 2.2 and 2.5 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Purchasers, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), but not including Selling Expenses.

            "REQUEST FOR REGISTRATION" shall have the meaning set forth in
Section 2.1(a).

            "SALE OF THE COMPANY" shall mean a single transaction or a series of transactions pursuant to which one or more Independent Third Parties acquire (i) share capital of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's share capital, provided, however, that a Qualified IPO in which no purchaser purchases more than ten percent (10%) of the total number of Ordinary Shares sold and which results in an acquisition of such voting power shall not be a Sale of the Company); or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

            "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "SELLING EXPENSES" shall mean all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered by the Purchasers.

            "SERIES A DIRECTORS" shall have the meaning set forth in Section 3.1(a).

            "SERIES A PREFERRED SHARES" shall mean the Series A Convertible Preferred Shares, $.001 par value per share, of the Company.

            "SERIES B DIRECTOR" shall have the meaning set forth in Section 3.1(a).

            "SERIES B PREFERRED SHARES" shall mean the Series B Convertible Preferred Shares, $.001 par value per share, of the Company.

            "SERIES C DIRECTOR" shall have the meaning set forth in Section 3.1(a).

            "SERIES C PREFERRED SHARES" shall mean the Series C Convertible Preferred Shares, $.001 par value per share, of the Company.

            "SERIES C WARRANTS" shall mean the warrants to purchase Ordinary Shares issued to certain of the Purchasers pursuant to the Purchase Agreement.

            "STOCKHOLDERS" shall mean the persons listed on Schedule A hereto as Stockholders.

            "SUBSIDIARY" shall have the meaning given such term in the Purchase Agreement.

            "SUPERMAJORITY PURCHASERS" shall mean the holders of 85% of the Ordinary Shares issued or issuable upon conversion of the Preferred Shares.

            "TVM" shall mean TVM Medical Ventures GmbH & Co. KG.

            "THIRTY DAY PERIOD" shall have the meaning set forth in Section 4.1(b).

            "TRANSFER" shall mean, with respect to any security of the Company, any transfer, sale, gift, exchange, assignment, pledge or other disposition; in the case of a Stockholder which is not an individual, a Transfer of Ordinary Shares or other security held by such Stockholder shall be deemed to have been made if any equity interest in such Stockholder is directly or indirectly transferred, sold, given, exchanged, assigned, pledged or disposed of to any other Person.

            "TRANSFERRING PURCHASER" shall have the meaning set forth in Section 5.4(a).

            "TRANSFERRING STOCKHOLDER" shall have the meaning set forth in
Section 5.2(a).

            1.2 Effect. This Agreement shall come into effect forthwith on the purchase by the Purchasers of the Series C Preferred Shares pursuant to the Purchase Agreement.

                                   SECTION 2

                               REGISTRATION RIGHTS

            2.1 Requested Registration.

                        (a) Registration Upon Demand. If at any time after the earlier of the third anniversary of the date hereof and the consummation by the Company of its initial public offering of Ordinary Shares pursuant to a registration under the Securities Act, the Company shall receive from one or more Purchasers (the "INITIATING PURCHASERS") a written request that the Company effect the registration under the Securities Act of Registrable Securities held by or issuable to such Purchasers (a "REQUEST FOR REGISTRATION"), the Company will:

      (i) promptly, and in any event within 15 days, give written notice of the proposed registration to all other Purchasers; and

      (ii) use its best efforts to effect such registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Purchaser joining in such request as are specified in a written request received by the Company within 15 days after receipt of such written notice from the Company;

            Provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2.1(a):

            (A) Within ninety (90) days immediately following the effective date of any registration statement on the Commission's Form S-1 (or any successor form to Form S-1) pertaining to an underwritten offering of securities of the Company part or all of which was for its own account unless otherwise consented to by the underwriter of such offering; or

            (B) At the request of the holders of Series C Preferred Shares, after the Company has effected three (3) such Requests for Registration on Form S-1 (or any successor form to Form S-1) at the request of the holders of Series C Preferred Shares pursuant to this Section 2.1(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

            (C) At the request of the holders of Series A Preferred Shares or Series B Preferred Shares, after the Company has effected three (3) such Requests for Registration on Form S-1 (or any successor form to S-1) at the request of the holders of Series A Preferred Shares or Series B Preferred Shares pursuant to this Section 2.1(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

            (D) Within one hundred eighty (180) days from the effective date of any registration on the Commission's Form S-1 (or any successor form to Form S-1) pertaining to an underwritten offering of Registrable Securities held by the Purchasers initiated pursuant to a Request for Registration; or

            (E) If the minimum estimated market value of any offering of Registrable Securities pursuant to this Section 2.1 is less than $5,000,000; or

            (F) If at the time of any Request for Registration, the Company is engaged or has fixed plans to engage within 30 days of the time of the Request for Registration in a registered public offering or is engaged in some other activity which, in the good faith determination of the Company's Board of Directors would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such Request for Registration be delayed for a period not in excess of ninety (90) days from the effective date of such offering or, in the case of such other activity, until such time as the opportunity for material detriment shall have ended, provided that in no event shall any delay be longer than ninety (90) days from the date of receipt of the Request for Registration, such right to delay a Request for Registration to be exercised by the Company not more than once in any two-year period.

            Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the Request for Registration.

            If as a result of a Demand Registration Cutback (as defined in Section 2.1(b) below) the Purchasers are not allowed to include in any such registration at least fifty percent (50%) of their Registrable Securities requested to be registered (whether or not a Purchaser initiated such request), then such registration shall not count as one of the Purchasers' three (3) Requests for Registration.

            (b) Underwriting. At the request of the Initiating Purchasers, the distribution of the Registrable Securities covered by a Request for Registration shall be effected by means of a firm commitment underwriting. The right of any Purchaser to registration pursuant to Section 2.1 shall be conditioned upon such Purchaser's participation in such underwriting and the inclusion of such Purchaser's Registrable Securities in the underwriting to the extent provided herein.

            The Company, together with all Purchasers proposing to distribute their securities through such underwriting, shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by the Company which underwriter(s) shall be reasonably acceptable to the Initiating Purchasers; provided, however, that no Purchaser shall be required to make any representations or warranties concerning the Company or its business, properties, prospects, financial condition or related matters. Notwithstanding any other provision of this Section 2.1, if the managing underwriter(s) advises the Company and the Purchasers in writing that because the number of shares requested by the Purchasers to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Purchasers requesting registration or that marketing factors require a limitation of the number of shares to be underwritten on behalf of the Purchasers (the "DEMAND REGISTRATION CUTBACK"), then the Company will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering without such interference or affect on the price or sale, first, all Registrable Securities requested to be included by the Purchasers and second, the securities proposed to be sold by the Company for its own account. In the event a Demand Registration Cutback results in less than all of the Registrable Securities of the Purchasers that are requested to be included in such registration to actually be included in such registration, then the number of Registrable Securities that will be included in such registration shall be shared pro rata among all of the Purchasers of Registrable Securities that were requested to be included in such registration based on the number of shares held by each such Purchaser.

            If any Purchaser disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the managing underwriter(s) and the other Purchasers. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by the other Purchasers may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to the Purchasers who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.1(b).

            2.2 Company Registration.

                  (a) Notice of Registration to Purchasers. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

      (i)   promptly give to each Purchaser written notice thereof; and

      (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Purchaser or Purchasers, subject to the Company Registration Cutback.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to Section 2.2(a)(i). In such event the right of any Purchaser to registration pursuant to this Section 2.2 shall be conditioned upon such Purchaser's participation in such underwriting and the inclusion of such Purchaser's Registrable Securities in the underwriting to the extent provided herein. All Purchasers proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their Registrable Securities through such underwriting) enter into an underwriting agreement in the form agreed to by the Company and the managing underwriter selected for such underwriting by the Company; provided, however, that no Purchaser shall be required to make any representations or warranties concerning the Company or its business, properties, prospects, financial condition or related matters. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the number of shares requested to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company or that marketing factors require a limitation of the number of shares to be underwritten on behalf of the Company (the "COMPANY REGISTRATION CUTBACK"), then the Company will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering without such effect on the price or sale, first, all securities of the Company proposed to be sold by the Company for its own account, second, the Registrable Securities requested by the Purchasers to be included in such registration, and finally, any other securities of the Company requested by other Stockholders to be included in such registration. In the event a Company Registration Cutback results in less than all of the securities of a particular category identified in the immediately preceding sentence that are requested to be included in such registration to actually be included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the number of shares held by each holder of securities of such category.

            2.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 2.1, 2.2 and 2.5, other than Selling Expenses and the fees of counsel for any selling Stockholders (except for the reasonable fees and expenses of one counsel to the Purchasers, which shall be paid by the Company), shall, to the extent permitted by applicable law, be borne by the Company. All Selling Expenses relating to Registrable Securities registered by the Purchasers shall be borne by the Purchasers holding such Registrable Securities pro rata on the basis of the number of shares so registered.

            2.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Purchaser advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. The Company will:

      (a) keep such registration, qualification or compliance effective and current for a period of 180 days (or such longer period as may be necessary to accommodate the filing of amendments or supplements necessary to comply with the Securities Act) or until the Purchaser or Purchasers have completed the distribution described in the registration statement relating thereto, whichever first occurs;

      (b) furnish such number of prospectuses and other documents incident thereto as a Purchaser from time to time may reasonably request;

      (c) use commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller holding at least 10% of the Registrable Securities then being registered reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

      (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement; provided, however, that no Purchaser shall be required to make any representations or warranties concerning the Company or its business, properties, prospects, financial condition or related matters;

      (e) notify each Purchaser with Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and of any Commission stop orders or other material modifications in connection therewith. In such case, the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (f) cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which the same class of securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange or if applicable, as a NASDAQ National Market system security and, if requested by the Purchasers holding Registrable Securities, cause all such Registrable Securities, if the Company's securities are not already listed or traded, to be listed on any securities exchange or if applicable, as a NASDAQ National Market system security reasonably requested by the Purchasers;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Purchasers or the underwriters, if any, reasonably request to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

      (i) make available for inspection by any Purchaser who is selling Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (j) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
            Section 11(a) of the Securities Act and Rule 158 thereunder;

      (k) permit any Purchaser which, in its reasonable judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Purchasers and their counsel should be included;

      (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

      (m) use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

      (n) obtain (A) a cold comfort letter from the Company's independent accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of Registrable Securities being sold pursuant to the applicable registration statement may reasonably request and (B) an opinion of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering.

      (o) In the event of any underwritten public offering, cooperate with the Purchasers requesting registration, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the Purchasers or the underwriters in connection therewith, and participate, to the extent reasonably requested by the underwriter for the offering or the Purchasers, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "ROADSHOW" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company;

      (p) cooperate, to the extent reasonably requested, with each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

      (q) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

            2.5 Registration on Form S-3. In addition to the rights set forth in Sections 2.1 and 2.2, if the Purchasers request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities, and the Company is a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering as soon as practicable on Form S-3 (or any successor form to Form S-3). The procedures and other limitations for effecting the registration of the Registrable Securities on Form S-3 (or any successor form to Form S-3), including the procedure used for any underwriting limitation, shall be as set forth in Section 2.1(b) above; provided, however, that (i) there shall not be any limit on the number of registrations that may be requested by the Purchasers on Form S-3 (or any successor form to Form S-3) and (ii) the Company shall not be obligated to effect a registration under this Section 2.5 if the minimum estimated dollar value of any offering of Registrable Securities pursuant to this Section 2.5 is less than $1,000,000.

            2.6 Indemnification.

                  (a) The Company will indemnify each Purchaser, each of its officers and directors and partners and such Purchaser's legal counsel, and each Person controlling any such Persons within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter within the meaning of
Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in the investigation or settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Purchaser, each of its officers and directors and such Purchaser's legal counsel, and each Person controlling any such Persons, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser or underwriter and stated to be specifically for use therein and provided, further, that with respect to an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus or prospectus, the indemnification provided for herein shall not apply to any loss, liability, claim, damage or expense to the extent the same results from the sale of Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the prospectus, or in the case of an untrue statement or omission or alleged untrue statement or omission in the prospectus, a copy of the amended prospectus or supplement thereto, if the Company shall have previously furnished sufficient copies thereof, based upon the number of copies requested by the Purchaser, to the Purchaser a reasonable time in advance and the claim, damage or expense of such person results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in a preliminary prospectus or prospectus that was corrected in the prospectus or amendment or supplement thereto.

                  (b) Each Purchaser will, if Registrable Securities held by such Purchaser are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers and its legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Purchaser, each of its officers and directors and each Person controlling such Purchaser within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Purchasers, such directors, officers, legal counsel, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser and stated to be specifically for use therein; provided, however, that the obligation of such Purchaser hereunder shall be limited to an amount equal to the proceeds received by such Purchaser upon the sale of the Registrable Securities sold in the offering covered by such registration.

                  (c) Each party entitled to indemnification under this Section
2.6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest (as determined in good faith by the Indemnified Party). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of any liability it may have to an Indemnified Party (i) otherwise than under this Section 2.6 or (ii) under this Section 2.6 except to the extent that the Indemnifying Party forfeits substantive rights as defenses by reason of such failure. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) The obligations of the Company and Purchasers under this
Section 2.6 shall survive the completion of any offering of Registrable Securities under this Agreement.

                  (e) An Indemnifying Party shall make payments within thirty
(30) days upon receiving written confirmation from the Indemnified Party of the nature and amount of the expenses to be indemnified.

                  (f) If the indemnification provided for in this Section 2.6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 2.6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 2.6(f) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 2.6. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (g) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of securities.

            2.7 Information by Purchaser. The Purchaser or Purchasers including Registrable Securities in any registration shall furnish to the Company such information regarding such Purchaser or Purchasers and the distribution proposed by such Purchaser or Purchasers as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration, after such time as a public market exists for the Ordinary Shares of the Company, the Company agrees to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the general public;

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities

Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                  (c) So long as a Purchaser owns any Registrable Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

            2.9 Transfer of Registration Rights. The rights to cause the Company to register securities granted to Purchasers under Sections 2.1, 2.2 and 2.5 may be assigned to a transferee or assignee in connection with the transfer or assignment of any of the Registrable Securities held by a Purchaser on the date hereof, provided, that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) the Company is given reasonably prompt written notice of such assignment, (iii) the transferee or assignee agrees in writing to be bound by the obligations of this Agreement, and (iv) the transferee (a) receives at least 25,000 Ordinary Shares or Preferred Shares convertible into 25,000 Ordinary Shares, in each case subject to adjustment for share splits, share dividends or other similar changes in capitalization, or (b) is a general or limited partner of, an Affiliate of or holder of beneficial interests in the transferor.

            2.10 General. In the event the Company is obligated to effect a public offering, the Company, the Purchasers and the Stockholders shall cause such meetings to be held, votes cast, resolutions passed, by-laws enacted, documents executed and all acts and things done to effect the public offering on customary and usual terms.

            2.11 Other Registration Rights. The Company shall not grant to any Person any registration rights except with the consent of the Supermajority Purchasers, so long as any of the registration rights under this Agreement remain in effect; provided, that the Company may grant registration rights without such consent so long as such rights could not result in a reduction in the number of securities that the Purchasers may include in an underwritten public offering pursuant to this Agreement or otherwise adversely affect the rights of the Purchasers under this Agreement.

            2.12 Lock-up Agreements. Each Purchaser and Stockholder hereby agrees that such Purchaser and Stockholder shall not sell any Ordinary Shares (or other securities) of the Company held by such Purchaser and Stockholder (other than those included in the registration) for a period specified by the representative of the underwriters of Ordinary Shares (or other securities) of the Company not to exceed one hundred eighty (180) days following an initial public offering of the Company's securities; provided that all executive officers and directors of the Company enter into similar agreements.

            2.13 Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "REGISTRABLE SECURITIES" shall be deemed to be references to the securities which the Purchasers would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization, provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Purchasers are entitled to receive in exchange therefor (i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom which permits sales without limitation as to volume or the manner of sale on a nationally recognized exchange in the United States or on the Nasdaq National Market.

            2.14 Termination. The rights granted pursuant to this Section 2 shall terminate upon the tenth (10th) anniversary of the consummation of a Qualified IPO.

                                   SECTION 3

                      AFFIRMATIVE COVENANTS OF THE COMPANY,
                       THE PURCHASERS AND THE STOCKHOLDERS

            3.1 Board Representation and Voting Agreement.

                  (a) From and after the date hereof, each Stockholder and each Purchaser shall vote all of the voting securities of the Company (including the Ordinary Shares) over which such Person has voting control and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents or resolutions in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including, without limitation, calling special board and shareholders' meetings) so that:

      (i) Subject to the provisions of clause (iv) and (v) below, the authorized number of directors of the Company's Board of Directors (the "Board") shall be established at eight (8) directors and a quorum of the Board shall be four (4) directors;

      (ii) Subject to the provisions of clause (iv) below, the designees specified below shall be elected to the Board and to any committees thereof at each election of directors during the term of this Agreement, such designees initially to be the following:

            (A) One person designated by the Founders (the "FOUNDERS' DIRECTOR"), who shall initially be Andrea Corcoran;

            (B) Two persons designated by BBB (the "SERIES A DIRECTORS"), who shall initially be Dr. Ansbert Gadicke and Paul Brooke;

            (C) One person designated by TVM (the "SERIES B DIRECTOR"), who shall initially be Dr. Alexandra Goll;

            (D) One person (the "SERIES C DIRECTOR") designated (1) for so long as Affiliates of Credit Suisse First Boston Private Equity shall hold at least 75% of the Series C Preferred Shares purchased by them pursuant to the Purchase Agreement, by Credit Suisse First Boston Equity Partners, L.P. or (2) at such time as (i) above is not applicable, then by a majority of the holders of the Series C Preferred Shares, who shall initially be Michael Schmertzler.

            (E) The Chief Executive Officer of the Company, Dr. Jean-Pierre Sommadossi; and

            (F) Two industry experts who are not employees of the Company, one of whom shall be jointly designated by BBB, TVM, and the Founders' Director, who shall initially be Dr. Marie Warburg, and one of whom shall be designated by Nomura, subject to the approval of BBB, TVM and the Founders' Director.

      (iii) In the event that any representative designated hereunder for any reason ceases to serve as a member of the Board or any committee thereof during such representative's term of office, the parties who designated such representative shall designate the person to fill the resulting vacancy on the Board or committee;

      (iv) by the date six months from the date hereof (or, in the event no such action is taken by such date, in any event prior to an initial public offering by the Company of Ordinary Shares) the authorized number of directors of the Board shall be reduced in number from eight (8) to seven (7) directors, which shall comprise at least two industry experts who are not employees of the Company and the Series C Director and a quorum of the Board shall be four (4) directors; and

      (v) At any time after April 24, 2004, but before a Qualified IPO, the Supermajority Purchasers may deliver to the Company a "LIQUIDITY NOTICE," whereupon the primary mandate of the Board shall be to effect a Sale of the Company, a Qualified IPO or such other opportunity acceptable to the Supermajority Purchasers for stockholders to realize liquidity with respect to their capital stock in the Company. If the Company shall not have entered into a definitive agreement with respect to such a transaction (i.e., a purchase and sale agreement, firm commitment underwriting agreement, etc.) within six months of the delivery of such Liquidity Notice, then the authorized number of directors of the Board shall be established at nine (9), a quorum of the Board shall be five (5) directors and the additional members of the Board shall be individuals designated by the Supermajority Purchasers.

                  (b) Each and every transferee or assignee of the shares from any Stockholder or Purchaser shall be bound by and subject to all the terms and conditions of this Section 3.1. So long as the provisions of this Section 3.1 are in effect, the Company shall require, as a condition precedent to the transfer of any shares covered by this Section 3.1, that the transferee agrees in writing to be bound by, and subject to, the terms and conditions of this
Section 3.1 as provided in this Section 3.1 and to ensure that his transferees of the shares shall be likewise bound.

                  (c) The Company, the Purchasers and the Stockholders agree that, so long as the provisions of this Section 3 or of Sections 4 or 5 below are in effect, all share certificates in respect of Ordinary Shares, Registrable Securities or other voting securities, now or hereafter held by each Stockholder will be stamped or otherwise imprinted with a legend in substantially the following form:

            THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS, COVENANTS AND RESTRICTIONS IN REGARD TO THE VOTING OF SUCH SHARES AND THEIR TRANSFER, AS PROVIDED IN THE PROVISIONS OF A SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED APRIL 24, 2001 BY AND AMONG THE COMPANY AND THE SHAREHOLDERS NAMED THEREIN, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY.

                  (d) Each of the parties acknowledges that all other parties hereto will be irreparably damaged in the event that the provisions of this Section are not specifically enforced. Accordingly, should any dispute arise pursuant to Section 3.1 of this Agreement, the parties agree that a decree of specific performance shall be an appropriate remedy. Such remedy shall be cumulative and shall be in addition to any other remedies which any party may have at law or in equity.

                  (e) The Company shall pay the reasonable out-of-pocket travel, lodging and other related expenses of all directors elected pursuant to Section
3.1 incurred in connection with attendance at meetings of the Board or any committee thereof. If the director designated by Nomura pursuant to Section 3.1(a)(ii)(E) above shall request a fee for serving as a director of the Company, the Board shall determine and authorize payment of the appropriate fee based on such designee's experience and industry record and the standard in the industry with respect to such fees.

            3.2 Voting and Sale or Tender of Shares. In the event the Supermajority Purchasers deliver a Liquidity Notice to the Company or elect to appoint additional directors as provided for in Section 3.1(a)(iv), each Purchaser and each

Stockholder shall take all necessary or desirable action with respect to the securities over which such Person exercises control (including, without limitation, the removal and election of directors, attendance at stockholders' meetings in person or by proxy for the purposes of obtaining a quorum and the execution of written consents in lieu of meetings) such that any proposal or resolution requested by the Supermajority Purchasers in connection with actions taken pursuant to the Liquidity Notice (a "PURCHASER SALE OF THE COMPANY") shall be implemented by the Company and if the Company's shareholders are entitled to vote on any such matter, whether by law, under the Company's Charter or otherwise, all of the voting securities of the Company (including the Ordinary Shares) over which such Purchaser or Stockholder has voting control shall be voted in favor of the proposal or resolution in connection with the Purchaser Sale of the Company or appointment of an additional director pursuant to Section 3.1(a)(iv), as the case may be, being proposed by the Supermajority Purchasers. Each Purchaser and each Stockholder shall sell or tender the Ordinary Shares and other equity securities of the Company held by him or it and otherwise take all action necessary and desirable in connection with the consummation of a Purchaser Sale of the Company, on the terms and conditions approved by the Board of Directors and the Supermajority Purchasers. Each Purchaser and each Stockholder will bear its pro rata share (based upon the number of Ordinary Shares held on an as converted and fully diluted basis) of the cost of any sale of Ordinary Shares or other equity securities pursuant to a Purchaser Sale of the Company to the extent such costs are incurred for the benefit of all stockholders and are not otherwise paid by the Company or the acquiring party. Costs incurred by Purchasers or Stockholders on their own behalf will not be considered costs of the transaction hereunder.

            3.3 Termination. The rights granted pursuant to this Section 3 shall terminate immediately prior to the consummation of a Qualified IPO.

                                   SECTION 4

                               PREEMPTIVE RIGHTS

            4.1 Right to Purchase. The Company shall only issue New Shares in accordance with the following terms:

                  (a) In the event the Company desires to issue any New Shares, it shall first deliver to each Purchaser a written notice (the "NOTICE OF PROPOSED ISSUANCE") specifying the type and total number of such New Shares which the Company then desires to issue (the "OFFERED NEW SHARES"), all of the terms, including the price, upon which the Company proposes to issue the Offered New Shares, and stating that the Purchasers shall have the right to purchase the Offered New Shares in the manner specified in this Section 4.1 at the price and in accordance with the terms and provisions specified in such Notice of Proposed Issuance.

                  (b) During the thirty (30) consecutive day period commencing on the date all Purchasers have received the Notice of Proposed Issuance (the "THIRTY DAY Period"), the Purchasers shall have the option to purchase all or any portion of the

Offered New Shares at the price and terms specified in the Notice of Proposed Issuance. Each Purchaser electing to purchase Offered New Shares must give written notice of its election to the Company during such Thirty Day Period.

                  (c) Each Purchaser shall have the right to purchase that number of the Offered New Shares as shall be equal to the number of the Offered New Shares multiplied by a fraction, the numerator of which shall be the number of Ordinary Shares (calculated on an as converted basis) then owned by such Purchaser and the denominator of which shall be the aggregate number of Ordinary Shares (calculated on an as converted basis) then owned by all of the Purchasers. The amount of such Offered New Shares that each Purchaser is entitled to purchase under this Section 4.1 shall be referred to as its "PROPORTIONATE SHARE."

                  (d) Each Purchaser shall have a right of oversubscription such that if any other Purchaser fails to elect to purchase his or its full Proportionate Share of the Offered New Shares, the other Purchaser(s) shall, among them, have the right to purchase up to the balance of such Offered New Shares not so purchased. The Purchasers may exercise such right of oversubscription by electing to purchase more than their Proportionate Shares of the Offered New Shares by so indicating in their written notice given during the Thirty Day Period. If, as a result thereof, such oversubscriptions exceed the total number of the Offered New Shares available in respect to such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Shares or as they may otherwise agree among themselves.

                  (e) If all of the Offered New Shares have not been purchased by the Purchasers pursuant to paragraphs (a)-(d) hereof, then the Company shall have the right, subject to Section 4.4 hereof, until the expiration of one-hundred eighty (180) consecutive days commencing on the first day immediately following the expiration of the Thirty Day Period, to issue any remaining Offered New Shares at not less than, and on terms no more favorable to the purchaser than, the price and such other terms as are specified in the Notice of Proposed Issuance. If for any reason such Offered New Shares are not issued within such period and at such price and on such terms, the right to issue in accordance with the Notice of Proposed Issuance shall expire and the provisions of this Agreement shall continue to be applicable to the Offered New Shares.

                  (f) The Purchaser purchasing the greatest percentage of the Offered New Shares shall set the place, time and date for the closing of the purchase of the Offered New Shares, which closing shall not be more than 20 days after the first day immediately following the expiration of the Thirty Day Period.

            4.2 Price. The purchase price for the Offered New Shares shall, unless otherwise agreed in writing by the parties to such transaction, be paid on the date of closing in cash, by certified check or by wire transfer of immediately available funds to a bank account designated in advance by the Company.

            4.3 Closing. At the closing, the Purchasers shall deliver the consideration required by Section 4.2 and the Company shall deliver certificates representing the Offered New Shares.

            4.4 Termination. The rights granted pursuant to this Section 4 shall terminate immediately prior to the consummation of a Qualified IPO or a Qualified Private Offering.

                                   SECTION 5

                        RESTRICTIONS ON TRANSFER; CO-SALE

            5.1 Restrictions.

                  (a) No Stockholder shall Transfer any Ordinary Shares or other equity securities of the Company except (i) as may be otherwise specifically approved in writing by the Supermajority Purchasers and (ii) if so approved, in accordance with the Purchasers' right of first refusal pursuant to Section 5.2 below and right of co-sale pursuant to Section 5.3 below; and provided, further, that in connection with any Transfer under this Section 5.1, the transferee shall hold such Ordinary Shares or other equity securities of the Company subject to the same restrictions applicable to its transferor and shall agree to be bound by the terms of this Agreement.

                  (b) The provisions of Section 5.1(a) shall not apply to (i) a Transfer to a Family Member of a Stockholder for estate planning purposes or
(ii) a Transfer by testamentary or intestate disposition.

                  (c) The rights granted pursuant to Section 5.1(a) shall terminate upon the earliest to occur of (i) the redemption or conversion of all of the outstanding Preferred Shares and (ii) immediately prior to the consummation of a Qualified IPO; provided, however, that the right of approval granted in Section 5.1(a)(i) shall not terminate until the date that is one year after the consummation of a Qualified IPO with respect to any Transfer of equity securities of the Company by any Founder or by Giles Gosselin.

            5.2 Right of First Refusal Applicable to Stockholders.

                  (a) If at any time a Stockholder (a "TRANSFERRING STOCKHOLDER") desires to Transfer his Ordinary Shares or other equity securities of the Company to a third party (the "PROPOSED TRANSFEREE") and such Transfer has been approved by the Supermajority Purchasers in accordance with Section 5.1 hereof, then notwithstanding that such approval was obtained, the Transferring Stockholder shall, at least thirty (30) days prior to any Transfer, submit a written offer (the "OFFER") to sell such Ordinary Shares or other securities of the Company (the "OFFERED SHARES") to the Purchasers and the Company on terms and conditions, including price, not less favorable to the Purchasers and the Company than those on which the Transferring Stockholder proposes to Transfer such Offered Shares to the Proposed Transferee, and shall send a copy of the offer to the other Stockholders. The Offer shall disclose the identity of the

Proposed Transferee, the Offered Shares proposed to be sold, the total number of Ordinary Shares and other securities of the Company owned by the Transferring Stockholder, the terms and conditions, including price, of the proposed Transfer, and any other material fact relating to the proposed Transfer. The Offer shall further state that the Purchasers or the Company may acquire, in accordance with the provisions of this Agreement, any or all of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

                  (b) Each Purchaser shall have the right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Ordinary Shares (calculated on an as converted basis) then owned by such Purchaser and the denominator of which shall be the aggregate number of Ordinary Shares (calculated on an as converted basis) then owned by all of the Purchasers. The amount of such Offered Shares that each Purchaser is entitled to purchase under this Section 5.2 shall be referred to as its "PRO RATA SHARE." If a Purchaser desires to purchase Offered Shares, such Purchaser shall communicate in writing its election to purchase to the Transferring Stockholder and to the Company, which communication shall indicate the number of Offered Shares that the Purchasers elect to purchase and shall be given to the Transferring Stockholder and to the Company within fifteen (15) days of the date the Offer was made (the "15-DAY PERIOD").

                  (c) Each Purchaser shall have a right of oversubscription such that if any other Purchaser fails to elect to purchase his or its full Pro Rata Share of the Offered Shares, the other Purchaser(s) shall, among them, have the right to purchase up to the balance of such Offered Shares not so purchased. Each Purchaser may exercise such right of oversubscription by electing to purchase more than its Pro Rata Share of the Offered Shares by so indicating in its written notice given during the 15-Day Period. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Shares available in respect to such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Shares or as they may otherwise agree among themselves.

                  (d) If the Purchasers do not elect to purchase all of the Offered Shares, then the Company may elect to purchase up to the balance of Offered Shares by communicating in writing to the Transferring Stockholder and the Purchasers the number of Offered Shares that the Company elects to purchase, which notice shall be given to the Transferring Stockholders and the Purchasers within five (5) days of the date the acceptance from the Purchasers was made or if no such acceptance was made, on the fifth day after expiration of the Offer Period. Such communications shall, when taken in conjunction with the Offer, be deemed to constitute valid, legally binding and enforceable agreements for the sale and purchase of such Offered Shares. Sales of the Offered Shares to be sold to the Purchasers and the Company pursuant to this Section 5.2 shall be made on the 30th day following the date the Offer was made (or if such 30th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Transferring Stockholder's delivery to the Purchasers and Company of a certificate or certificates evidencing the Offered Shares to be purchased by them, together with duly executed instruments of transfer in favor of the Purchasers and Company (or as they may direct), against payment to the Transferring Stockholder of the purchase price therefor by the Purchasers and Company.

                  (e) If the Purchasers and the Company do not purchase all of the Offered Shares and subject to the Co-Sale rights provided for under Section
5.3 below, any remaining Offered Shares may be sold by the Transferring Stockholder at any time within 120 days after the date the Offer was made. Any such sale shall be to the Proposed Transferee or another Stockholder, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee or other Stockholder than those specified in the Offer. Any Offered Shares not sold within such 120-day period shall continue to be subject to the requirements of a prior offer pursuant to this
Section 5.

                  (f) The rights granted pursuant to this Section 5.2 shall not apply to (i) a Transfer to a Family Member of a Stockholder for estate planning purposes, (ii) a Transfer by testamentary or intestate disposition.

                  (g) The rights granted pursuant to this Section 5.2 shall terminate immediately prior to the consummation of a Qualified IPO or a Qualified Private Offering.

                  (h) In connection with any sale pursuant to this Section 5.2, the transferee shall hold such Ordinary Shares or other equity securities of the Company subject to the same restrictions applicable to the Stockholders and shall agree to be bound by the terms of this Agreement.

            5.3 Right of Co-Sale Applicable to Stockholders.

                  (a) After receiving the Offer delivered pursuant to Section 5.2(a) above, the Purchasers (each a "CO-SALE PARTICIPANT") may, in lieu of exercising any rights of first refusal they may have under Section 5.2, elect to participate in the contemplated Transfer by delivering written notice to the Transferring Stockholder within fifteen days after delivery of the Offer. Each Co-Sale Participant shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Ordinary Shares or other equity securities of the Company (on an Ordinary Share equivalent basis) equal to the product of (i) the quotient determined by dividing (A) the number of outstanding Ordinary Shares (calculated on an as converted basis) owned by such Co-Sale Participant by (B) the aggregate number of outstanding Ordinary Shares owned or held by the Transferring Stockholder and all of the Co-Sale Participants (calculated on an as converted basis) and (ii) the number of Offered Shares (on an Ordinary Share equivalent basis) to be sold in the contemplated Transfer.

                  (b) The provisions of Section 5.3(a) shall not apply to (i) a Transfer to a Family Member of a Stockholder for estate planning purposes or
(iii) a Transfer by testamentary or intestate disposition.

                  (c) The rights granted pursuant to this Section 5.3 shall terminate immediately prior to the consummation of a Qualified IPO or a Qualified Private Offering.

                  (d) In connection with any sale pursuant to this Section 5.3, the transferee shall hold such Ordinary Shares or other equity securities of the Company subject to the same restrictions applicable to the Stockholders and shall agree to be bound by the terms of this Agreement.

            5.4 Right of First Refusal Applicable to Purchasers. For purposes of this Section 5.4 only, the term "Purchasers" shall not include the holders of Series C Preferred Shares (or Ordinary Shares issued upon conversion thereof) with respect to any such shares, provided that: (i) such holders shall be sent a copy of any Preferred Offer (as defined herein) for purposes associated with their rights under Section 5.5 hereof and (ii) to the extent holders of Series C Preferred Shares are intending to transfer such Series C Shares (or the Ordinary Shares into which any Series C Preferred Shares have been converted) to a Competitor, other than any Person who is a Purchaser or Stockholder immediately after the Closing Date, the provisions set forth below will be applicable to such intended transfer.

                  (a) If at any time a Purchaser (a "TRANSFERRING PURCHASER") desires to transfer its Preferred Shares (or the Ordinary Shares into which they have been converted) to a third party (the "PROPOSED BUYER"), then the Transferring Purchaser shall, at least ten (10) days prior to any Transfer, submit a written offer (the "PREFERRED OFFER") to sell such Preferred Shares or the Ordinary Shares into which they are converted (the "OFFERED SECURITIES") to the other Purchasers on terms and conditions, including price, not less favorable to such Purchasers than those on which the Transferring Purchaser proposes to transfer such Offered Securities to the Proposed Buyer. The Preferred Offer shall disclose the identity of the Proposed Buyer, the Offered Securities proposed to be sold, the terms and conditions, including price, of the Proposed Transfer, and any other material fact relating to the proposed Transfer. The Preferred Offer shall further state that the Purchasers may acquire, in accordance with the provisions of this Agreement, all of the Offered Securities for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

                  (b) Each Purchaser shall have the right to purchase that number of Offered Securities as shall be equal to the number of Offered Securities multiplied by a fraction, the numerator of which shall be the number of Ordinary Shares (calculated on an as converted basis) then owned by such Purchaser and the denominator of which shall be the aggregate number of Ordinary Shares (calculated on an as converted basis) then owned by all of the Purchasers other than the Transferring Purchaser. The amount of such Offered Securities that each Purchaser is entitled to purchase under this Section 5.4 shall be referred to as its "PRO RATA PORTION." If a Purchaser desires to purchase Offered Securities, such Purchaser shall communicate in writing its election to purchase to the Transferring Purchaser, which communication shall indicate the number of Offered Securities that the Purchaser elects to purchase and shall be given to the Transferring Purchaser within ten (10) days of the date the Offer was made (the "10-DAY PERIOD").

                  (c) Each Purchaser shall have a right of oversubscription such that if any other Purchaser fails to elect to purchase his or its full Pro Rata Portion of the Offered Securities, the other Purchaser(s) shall, among them, have the right to purchase up to the balance of such Offered Securities not so purchased. Each Purchaser may exercise such right of oversubscription by electing to purchase more than its Pro Rata Portion of the Offered Securities by so indicating in its written notice given during the 10-Day Period. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Securities available in respect to such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Portions or as they may otherwise agree among themselves.

                  (d) The communications described above shall, when taken in conjunction with the Preferred Offer, be deemed to constitute valid, legally binding and enforceable agreements for the sale and purchase of such Offered Securities. Sales of the Offered Securities to be sold to the other Purchasers pursuant to this Section 5.4 shall be made on the 20th day following the date the Preferred Offer was made (or if such 20th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Transferring Purchaser's delivery to the other Purchasers of a certificate or certificates evidencing the Offered Securities to be purchased by them, together with duly executed instruments of transfer in favor of such Purchasers (or as they may direct), against payment to the Transferring Purchaser of the purchase price therefor by such Purchasers.

                  (e) If the Purchasers other than the Transferring Purchaser do not agree to purchase all of the Offered Securities and subject to the Co-Sale rights provided for under Section 5.5 below, the Offered Securities may be sold by the Transferring Purchaser at any time within 120 days after the date the Preferred Offer was made. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Buyer than those specified in the Preferred Offer. Any Offered Securities not sold within such 120-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 5.4.

                  (f) The rights granted pursuant to this Section 5.4 shall not apply to a Transfer to an Affiliate.

                  (g) The rights granted pursuant to this Section 5.4 shall terminate immediately prior to the consummation of a Qualified IPO or a Qualified Private Offering.

                  (h) In connection with any sale pursuant to this Section 5.4, the transferee shall hold such Preferred Shares subject to the same restrictions applicable to the Purchasers and shall agree to be bound by the terms of this Agreement.

            5.5 Right of Co-Sale Applicable to the Purchasers and Stockholders. For the avoidance of doubt, for purposes of this Section 5.5, the term "PURCHASERS" shall include holders of Series C Preferred Shares (or Ordinary Shares issued upon conversion thereof).

                  (a) If one or more Purchasers or Stockholders propose to sell Offered Securities and/or Offered Shares constituting more than twenty-five percent (25%) of the Company's then outstanding Ordinary Shares (calculated on an as converted basis), the Purchasers (each a "CO-SELLER") may, in lieu of exercising any rights of first refusal they may have under Section 5.4, elect to participate in the contemplated Transfer by delivering written notice to the Transferring Purchaser and/or Transferring Stockholder within fifteen days after delivery of the Preferred Offer. Each Co-Seller shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Preferred Shares or other equity securities of the Company (on an Ordinary Share equivalent basis) equal to the product of (i) the quotient determined by dividing (A) the number of outstanding Ordinary Shares (calculated on an as converted basis) owned by such Co-Seller by (B) the aggregate number of outstanding Ordinary Shares owned or held by the Transferring Purchaser and/or Transferring Stockholder and all of the Co-Sellers (calculated on an as converted basis) and (ii) the number of Offered Securities and Offered Shares (on an Ordinary Share equivalent basis) to be sold in the contemplated Transfer.

                  (b) The provisions of Section 5.5(a) shall not apply to a Transfer to an Affiliate.

                  (c) The rights granted pursuant to this Section 5.5 shall terminate immediately prior to the consummation of a Qualified IPO or a Qualified Private Offering.

                  (d) In connection with any sale pursuant to this Section 5.5, the transferee shall hold such Preferred Shares or other equity securities of the Company subject to the same restrictions applicable to the Purchasers and shall agree to be bound by the terms of this Agreement.

                                   SECTION 6

                                 CONFIDENTIALITY

            6.1 Confidentiality. Under no circumstances and at no time during or after the term of this Agreement will a Stockholder or Purchaser directly or indirectly, disclose, divulge, render, offer or use any knowledge or information with respect to the affairs or plans of the Company or any of its Subsidiaries, except (i) in the course of the proper performance of its or his duties hereunder (ii) in accordance with any obligation it may have pursuant to applicable law or agreements with its Affiliates in connection with its investment in the Company (including, without limitation, the obligation of any Purchaser to deliver financial information to its general and limited partners); provided that such Affiliates are bound in writing to protect the confidentiality of such information or (iii) unless otherwise in the public domain, and each Stockholder or Purchaser acknowledges and agrees that any and all such information will be received by him or it and held by each such respective Persons or such other Persons as permitted by clause (ii) above in a confidential capacity.

            6.2 Enforcement. The Company, each Purchaser and each Stockholder agree that the covenants set forth in this Section 6 shall be enforced to the fullest extent permitted by law and equity and may include specific performance and injunctive and other equitable relief.

                                   SECTION 7

                                  MISCELLANEOUS

            7.1 Waivers and Amendments. The rights and obligations of the Company, the Purchasers and the Stockholders under this Agreement may not be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended without the written consent of (i) the holders of 85% of the Ordinary Shares issued or issuable upon conversion of the Preferred Shares including, with respect to Section 5.4 or 5.5, the written consent of Nomura and (ii) Stockholders holding a majority of the Ordinary Shares owned by such Stockholders. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the holders of the shares who have not previously consented thereto in writing.

            7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

            7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

            7.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

            7.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the methods authorized in this Section or by U.S. airmail to locations outside the United States), commercial (including without limitation FedEx) or U.S. Postal Service overnight delivery service, or, if the recipient's address is within the United States, deposited with the U.S. Postal Service mailed first class, addressed (a) to such Stockholder's or Purchaser's address set forth in Schedule A hereto, or to such other address as such Stockholder or Purchaser shall have furnished to the Company in writing, or (b) if to the Company, to 125 Cambridge Park Drive, Cambridge, MA 02140, or to such other address as the Company shall have furnished to the Stockholders and Purchasers in writing.

            Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

            7.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

            7.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

            7.9 Consent to Jurisdiction. The Company, each Purchaser and each Stockholder hereby agree to submit to the exclusive jurisdiction of the courts in and of the Commonwealth of Massachusetts (including the federal courts therein) and to the courts to which an appeal of the decisions of such courts may be taken, and consent that service of process with respect to all courts in and of the Commonwealth of Massachusetts may be made by registered mail to it at the address set forth on Schedule A hereto.

            7.10 Authorization of Preferred Shares. The holders of the Ordinary Shares hereby agree and consent to the creation and allotment of the Series C Preferred Shares pursuant to the Members resolution dated April 20, 2001.

            7.11 Filing of this Agreement. The Company and each Stockholder hereby agree to take all necessary actions (including without limitation an amendment to the Charter) to effect the filing of this Agreement with the Charter of the Company as soon as practicable after the date hereof.

            7.12 Additional Ordinary Shares; Joinder.

                  (a) In the event additional Ordinary Shares are issued by the Company to a Stockholder at any time during the term of this Agreement, either directly or upon the exercise or exchange of securities of the Company exercisable for or exchangeable into Ordinary Shares, such additional Ordinary Shares shall, as a condition to such issuance, be deemed subject to the terms and provisions of this Agreement.

                  (b) In the event that more than 60,000 Ordinary Shares are issued by the Company to any Person or any person otherwise becomes a holder of more than 60,000 Ordinary Shares at any time during the term of this Agreement, either directly or upon the conversion, exercise of exchange of securities of the Company convertible into or exercisable or exchangeable for Ordinary Shares (including options), such Person, as a condition to receiving such Ordinary Shares, shall be deemed a Stockholder for purposes of this Agreement with respect to such Ordinary Shares and be bound by and subject to the terms and provisions of this Agreement and, if not already a signatory to this Agreement as a Stockholder, such Person shall execute and deliver to the Company a Stockholder Joinder in the form of Exhibit 1 attached hereto.

            7.13 Additional Purchasers. Persons that, after the date hereof, purchase Series C Preferred Shares and Series C Warrants pursuant to the Purchase Agreement and become "Purchasers" thereunder may, with the prior written approval of the Company (but without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a counterpart signature page hereto, whereupon they shall be deemed "Purchasers" for all purposes of this Agreement and any such Series C Preferred Shares and Series C Warrants purchased pursuant to the Purchase Agreement shall be deemed "Purchased Securities" hereunder.

            7.14 Permitted Transfers. Notwithstanding the restrictions on transfer contained in Sections 2 and 5 herein, (i) Affiliates of Credit Suisse First Boston Private Equity may transfer up to 5,000 Series C Preferred Shares to Dr. Allan Greene (provided that at the time of such transfer he is an accredited investor as defined in the rules promulgated under the Securities
Act) and (ii) any Purchaser may Transfer any Preferred Shares (and the rights and obligations under this Agreement appurtenant to such Preferred Shares) to any Affiliate that is an accredited investor as defined in the rules promulgated under the Securities Act, so long as (a) such Purchaser gives prior written notice of such Transfer to the Company, (b) the transferee, as a condition precedent to such Transfer, delivers a written instrument to the Company (in form and substance reasonably satisfactory to the Company) by which such transferee agrees to be bound by the obligations imposed under this Agreement,
(c) such Purchaser, as a condition precedent to such Transfer, delivers to the Company duly executed stock transfer powers or other transfer documentation (in form and substance reasonable satisfactory to the Company); and (d) if so requested by the Company, such Purchaser, as a condition precedent to such Transfer, delivers to the Company an opinion of legal counsel, reasonably satisfactory to the Company to the effect that such Transfer is exempt from the registration requirements of the Securities Act.

                               [Signatures follow]

            This Second Amended and Restated Stockholders' Agreement is hereby executed as of the date first above written.

                              NOVIRIO PHARMACEUTICALS LIMITED

                              By: /s/ Jean-Pierre Sommadossi
                                  ------------------------------
                                  Name: Jean-Pierre Sommadossi
                                  Title: Chief Executive Officer


                              BB BIOVENTURES L.P.

                              By: BAB BIOVENTURES L.P., its General Partner


                              By: BAB BIOVENTURES, N.V., its General Partner


                              By: /s/ Ansbert Gadicke
                                  -------------------------
                                  Name:  Ansbert Gadicke
                                  Title:  Managing Director


                              MPM ASSET MANAGEMENT INVESTORS 1998 LLC

                              By: /s/ Ansbert Gadicke
                                  -------------------------
                                  Name:  Ansbert Gadicke
                                  Title: Manager


                              MPM BIOVENTURES PARALLEL FUND, L.P.

                              By:  MPM Asset Management LLC, its General Partner


                              By: /s/ Ansbert Gadicke
                                  -------------------------
                                  Name:  Ansbert Gadicke
                                 Title: Manager

                              TVM MEDICAL VENTURES
                                  GMBH & CO. KG


                              By: /s/ Helmut Schuhsler
                                  --------------------------------
                                  Name: Helmut Schuhsler
                                  Title: Managing Partner


                              KB LUX VENTURE CAPITAL FUND-
                                  BIOTECHNOLOGY

                              By: /s/ John J. DiBello
                                  --------------------------------
                                  Name: John J. DiBello
                                  Title: Managing Partner


                              CLOPPENBURG AUTOMOBILE AG

                              By:_________________________________
                                  Name:
                                  Title:


                              CLOPPENBURG IMMOBIL AG

                              By:_________________________________
                                  Name:
                                  Title:


                              NOMURA INTERNATIONAL PLC

                              By: /s/ [ILLEGIBLE]
                                  --------------------------------
                                  Name:  [ILLEGIBLE]
                                  Title: Managing Director


                              ------------------------------------
                              Peter Merz


                              ------------------------------------
                              Robert Flammang

                              /s/ Jean-Pierre Sommadossi
                              ------------------------------------
                              Jean-Pierre Sommadossi

                              /s/ Raymond F. Schinazi
                              ------------------------------------
                              Raymond F. Schinazi

                              /s/ Bruno Lucidi
                              ------------------------------------
                              Bruno Lucidi

                               /s/ Chung K. Chu
                              ------------------------------------
                              Chung K. Chu

                               /s/ David Carder
                              ------------------------------------
                              David Carder

                               /s/ Jean-Louis Imbach
                              ------------------------------------
                              Jean-Louis Imbach

                               /s/ Gilles Gosselin
                              ------------------------------------
                              Gilles Gosselin

                               /s/ Robert Murphy
                              ------------------------------------
                              Robert Murphy



                              MPM ASSET MANAGEMENT LLC

                              By:_________________________________
                                  Name:  Ansbert Gadicke
                                  Title: Manager

                               /s/ Paolo La Colla
                              ------------------------------------
                              Paolo La Colla


                              ------------------------------------
                              Marc Blanchard


                              ------------------------------------
                              Xiao-Jian Zhou


                              ------------------------------------
                              Terri L. Hicks


                              ------------------------------------
                              Meng Yu Xie


                              ------------------------------------
                               Erika Cretton-Scott

                               /s/ Abdesslem Faraj
                              ------------------------------------
                                 Abdesslem Faraj

                               /s/ Christian Perigaud
                              ------------------------------------
                               Christian Perigaud

                              CREDIT SUISSE FIRST BOSTON EQUITY PARTNERS, L.P.

                              By: Hemisphere Private Equity Partners, Ltd., its General Partner

                                   /s/ Ken Lohsen
                              By:__________________________________
                              Name:
                              Title:
                              Address: c/o CSFB Advisory Partners, L.L.C.
                                       11 Madison Avenue
                                       New York, NY 10010
                                       Attn:  Ken Lohsen
                                       Fax:  212.325.7887



                              CREDIT SUISSE FIRST BOSTON EQUITY PARTNERS
                              (BERMUDA), L.P.

                              By: Hemisphere Private Equity Partners, Ltd., its General Partner

                                   /s/ Ken Lohsen
                              By:__________________________________
                              Name:
                              Title:
                              Address: c/o CSFB Advisory Partners, L.L.C.
                                       11 Madison Avenue
                                       New York, NY 10010
                                       Attn:  Ken Lohsen
                                       Fax:  212.325.7887

                              EMA PARTNERS FUND 2000, L.P.

                              By: Credit Suisse First Boston (Bermuda) Limited, its General Partner


                              By:  /s/ Ken Lohsen
                                 __________________________________
                              Name:
                              Title:
                              Address: c/o CSFB Advisory Partners, L.L.C.
                                       11 Madison Avenue
                                       New York, NY 10010
                                       Attn:  Ken Lohsen
                                       Fax:  212.325.7887



                              EMA PRIVATE EQUITY FUND 2000, L.P.

                              By: Credit Suisse First Boston (Bermuda) Limited, its General Partner


                              By:  /s/ Ken Lohsen
                                 __________________________________
                              Name:
                              Title:
                              Address: c/o CSFB Advisory Partners, L.L.C.
                                       11 Madison Avenue
                                       New York, NY 10010
                                       Attn:  Ken Lohsen
                                       Fax:  212.325.7887

                              CREDIT SUISSE FIRST BOSTON U.S. EXECUTIVE
                              ADVISORS, L.P.

                              By:  Hemisphere Private Equity Partners, Ltd., its
                                 General Partner


                              By:  /s/ Ken Lohsen
                                 __________________________________
                              Name:
                              Title:
                              Address: c/o CSFB Advisory Partners, L.L.C.
                                       11 Madison Avenue
                                       New York, NY 10010
                                       Attn:  Ken Lohsen
                                       Fax:  212.325.7887

                              HANSEATIC AMERICAS LDC

                              By: Hanseatic Partners LLC

                              By: Hanseatic Corporation

                              By: /s/ Paul Biddelman
                                 ________________________________

                                        Paul Biddelman
                                  Name: ___________________________

                                           President
                                  Title:  ____________________________


                              NOVARTIS BIOVENTURE FUND/NOVARTIS INTERNATIONAL AG

                              By: /s/ Peter Bissinger An Karabelas
                                  _________________________________

                                  Name: Peter Bissinger An Karabelas
                                        ___________________________
                                  Title: __________________________


                              BIOMEDICAL SCIENCES INVESTMENT FUND PTE LTD.

                              By: /s/ Lily Chan
                                  ________________________________

                                  Name: Lily Chan
                                        __________________________

                                  Title: General Manager
                                         _________________________

                              ADROIT PRIVATE EQUITY AG

                              By: /s/ Alexander Pfeifer
                                  ________________________________
                                  Name: Alexander Pfeifer
                                        ___________________________

                                  Title: Partner
                                         ____________________________


                              By: /s/ Andrea Gambazzi
                                  ________________________________

                                  Name: Andrea Gambazzi
                                        ___________________________

                                  Title: Partner
                                         ____________________________


                              BANK AMERICA INVESTMENT CORPORATION


                              By: /s/ Jeffrey G. Berry
                                  ________________________________

                                  Name: Jeffrey G. Berry
                                        ___________________________

                                  Title: Managing Director
                                         ____________________________


                              SWAN PRIVATE EQUITY VERWALTUNGS GMBH


                              By: /s/ Markus Voelkel
                                  ________________________________

                                  Name: Markus Voelkel
                                        ___________________________

                                  Title: Managing Director
                                         ____________________________

                                   SCHEDULE A

                                     NUMBER              NUMBER OF            NUMBER OF            NUMBER OF          NUMBER OF
                                  OF ORDINARY             SERIES A             SERIES B             SERIES C           SERIES C
       SECURITY HOLDER               SHARES           PREFERRED SHARES     PREFERRED SHARES     PREFERRED SHARES       WARRANTS
----------------------------------------------------------------------------------------------------------------------------------
PURCHASERS:                               --            10,985,331             773,600               694,142            416,485

BB BioVentures L.P.
One Cambridge Center
9th Floor
Cambridge, MA  02142
Telephone:  617-225-2360
Telecopy:  617-225-0036
----------------------------------------------------------------------------------------------------------------------------------
MPM BioVentures Parallel                  --               865,591             105,067               104,646            62,788
Fund, L.P.
One Cambridge Center
9th Floor
Cambridge, MA  02142
Telephone:  617-225-2360
Telecopy:  617-225-0036
----------------------------------------------------------------------------------------------------------------------------------
MPM Asset Management                      --               137,871              10,222                 9,293              5,576
Investors 1998 LLC
One Cambridge Center
9th Floor
Cambridge, MA  02142
Telephone:  617-225-2360
Telecopy:  617-225-0036
----------------------------------------------------------------------------------------------------------------------------------
TVM Medical Ventures                      --                    --           1,777,778
GmbH & Co. KG
Maximilianstr. 35
80539 Munchen, Germany
Telephone:  4989 9989 9222
Telecopy:  4989 9989 9255
----------------------------------------------------------------------------------------------------------------------------------
KB Lux Venture Capital                    --                    --             666,667
  Fund-Biotechnology
43 Blvd. Royal
L-2955 Luxembourg
Telephone:  352 4681  94577
Telecopy:  352 4797 73230
Attn:  Mr. Patrick Vander
Eecken
----------------------------------------------------------------------------------------------------------------------------------

                                     NUMBER              NUMBER OF            NUMBER OF            NUMBER OF          NUMBER OF
                                  OF ORDINARY             SERIES A             SERIES B             SERIES C           SERIES C
       SECURITY HOLDER               SHARES           PREFERRED SHARES     PREFERRED SHARES     PREFERRED SHARES       WARRANTS
----------------------------------------------------------------------------------------------------------------------------------
CLOPPENBURG AUTOMOBIL - AG                --                    --             111,111
Chamissostrasse 12
D-40237 Dusseldorf,
Germany
Attn: Mr. Jorn
Cloppenburg
Telephone: 4921 191 2940
Telecopy: 4921 1912 9420
----------------------------------------------------------------------------------------------------------------------------------
CLOPPENBURG IMMOBIL - AG                  --                    --              66,667
Chamissostrasse 12
D-40237 Dusseldorf,
Germany
Attn:  Mr. Jorn
Cloppenburg
Telephone: 4921 191 2940
Telecopy: 4921 1912 9420
----------------------------------------------------------------------------------------------------------------------------------
Peter Merz                                --                    --              44,444
Froriep Renggli
Bellerivestr. 201
CH-8034 Zurich,
Switzerland
Telephone: 41 1386 6000
Telecopy: 41 1383 6050
----------------------------------------------------------------------------------------------------------------------------------
Nomura International plc                  --                    --           1,777,778               808,081            484,848
Nomura House
1, St. Martin's Le-Grand
London, England
Attn:  Denise Pollard-Knight
Telephone:  44 171 521 3231
Telecopy:  33 171 521 3699
----------------------------------------------------------------------------------------------------------------------------------
Robert Flammang                           --                    --             222,222
7 Rue Suffren-Reymond
Monaco  908000
Telephone:  377-93-302-304
Telecopy:  377-93-15-98-44
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston
  Equity Partners, L.P.                   --                    --                  --             1,666,127            999,676
c/o CSFB Advisory Partners,
L.L.C.
11 Madison Avenue
New York, NY 10010
Attn:  Ken Lohsen
Fax:  212.325.7887
----------------------------------------------------------------------------------------------------------------------------------

                                     NUMBER              NUMBER OF            NUMBER OF            NUMBER OF          NUMBER OF
                                  OF ORDINARY             SERIES A             SERIES B             SERIES C           SERIES C
       SECURITY HOLDER               SHARES           PREFERRED SHARES     PREFERRED SHARES     PREFERRED SHARES       WARRANTS
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston
  Equity Partners (BERMUDA),              --                    --                  --               465,725            279,435
  L.P.
c/o CSFB Advisory Partners,
L.L.C.
11 Madison Avenue
New York, NY 10010
Attn:  Ken Lohsen
Fax:  212.325.7887
----------------------------------------------------------------------------------------------------------------------------------
EMA Partners Fund 2000, L.P.
c/o CSFB Advisory Partners,               --                    --                  --               125,091             75,055
  L.L.C.
11 Madison Avenue
New York, NY 10010
Attn:  Ken Lohsen
Fax:  212.325.7887
----------------------------------------------------------------------------------------------------------------------------------
EMA Private Equity Fund 2000,
  L.P.                                    --                    --                  --               165,818             99,491
c/o CSFB Advisory Partners,
  L.L.C.
11 Madison Avenue
New York, NY 10010
Attn:  Ken Lohsen
Fax:  212.325.7887
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston
  U.S. Executive Advisors,                --                    --                  --                 1,482                889
  L.P.
c/o CSFB Advisory Partners,
L.L.C.
11 Madison Avenue
New York, NY 10010
Attn:  Ken Lohsen
Fax:  212.325.7887
----------------------------------------------------------------------------------------------------------------------------------
Hanseatic Americas LDC                    --                    --                  --               707,071            424,242
----------------------------------------------------------------------------------------------------------------------------------
Novartis Bioventure
  Fund/Novartis International             --                    --                  --             1,010,101            606,061
  AG
----------------------------------------------------------------------------------------------------------------------------------
Biomedical Sciences
  Investment Fund Pte Ltd.                --                    --                  --               606,061            363,636
----------------------------------------------------------------------------------------------------------------------------------
Adroit Private Equity AG                  --                    --                  --               606,061            363,636
----------------------------------------------------------------------------------------------------------------------------------
Bank America Investment
  Corporation                             --                    --                  --               404,040            242,424
----------------------------------------------------------------------------------------------------------------------------------
Swan Private Equity
  Verwaltungs GmbH                        --                    --                  --               303,030            181,818
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS:                        600,000                    --                  --                    --

Jean-Louis Imbach
91 Impasse Des Lucques
3400 Montpellier, France
Telephone and Telecopy:
  011-33-04-6763-0043
----------------------------------------------------------------------------------------------------------------------------------
Gilles Gosselin                      600,000                    --                  --                    --
Residence "Lanc des
Azceaux"
Bariment F1.83 rue Calvin
400 Avenue Saul Rimbaund
34080 Montpellier, France
Telephone:
011-33-04-6754-7793
----------------------------------------------------------------------------------------------------------------------------------
Jean-Pierre Sommadossi             3,000,000               100,000                  --                    --
5075 Greystone Way
Birmingham, AL 35242
Telephone: 205-995-8888
----------------------------------------------------------------------------------------------------------------------------------
Raymond F. Schinazi                1,125,000               100,000                  --                    --
1524 Regency Walk Drive
Decatur, GA  30033
Telephone:  404-320-9209
Telecopy:  404-728-7726
----------------------------------------------------------------------------------------------------------------------------------
Bruno Lucidi                         600,000               100,000                  --                    --
4, Allec La Croix de Jardins
78740 Vaux La Leine
France
Telephone and Telecopy:
  011-33-134-80-6461
----------------------------------------------------------------------------------------------------------------------------------
Chung K. Chu                         75,000                 50,000                  --                    --
115 Cedar Springs Place
Athens, GA  30605
Telephone:  706-549-3867
Telecopy:  706-542-5381
----------------------------------------------------------------------------------------------------------------------------------
David Carder                         15,000                 50,000                  --                    --
4208 Antietam Drive
Birmingham, AL  35213
Telephone:  205-870-5223
Telecopy:  205-877-3311
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Robert Murphy                        187,500                25,000                  --                    --
2202 North Cleveland Street
Chicago, IL  60614
Telephone:  312-908-0949
Telecopy:  312-908-8281
----------------------------------------------------------------------------------------------------------------------------------
MPM Asset Management LLCBB           206,897                    --                  --                    --
BioVentures L.P.
One Cambridge Center
9th Floor
Cambridge, MA  02142
Telephone:  617-225-2360
Telecopy:  617-225-0036
----------------------------------------------------------------------------------------------------------------------------------
Paolo La Colla                       187,500                    --                  --                    --
Poggio dei Pini
V strada n.11
09012 Capoterra (Ca)
Italy
Telephone:  011-070-670-989
Telecopy:  011-070-670-802
----------------------------------------------------------------------------------------------------------------------------------
Marc Blanchard                       20,000                     --                  --                    --
12, Rue Littre
75006, Paris, France
Telephone:
011-33-01-42-12-7111
Telecopy:
011-33-01-42-12-7110
----------------------------------------------------------------------------------------------------------------------------------
Xiao-Jian Zhou                       12,000                     --                  --                    --
4705 Wooddale Lane
Pelham, AL  35124
Telephone:  205-403-0738
Telecopy:  205-975-4871
----------------------------------------------------------------------------------------------------------------------------------
Terri L. Hicks                      12,000                     --                  --                    --
5228 Bonnie Ruth Road
Trussville, AL  35173
Telephone:  205-655-2610
Telecopy:  205-975-4871
----------------------------------------------------------------------------------------------------------------------------------
Meng Yu Xie                        12,000                     --                  --                    --
1324 11th Avenue South-B6
Birmingham, AL  35205
Telephone:  205-918-0382
Telecopy:  205-975-4871
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Erika Cretton-Scott                  12,000                     --                  --                    --
P.O. Box 705
Jemison, AL  35085
Telephone:  205-688-4100
Telecopy:  205-975-4871
----------------------------------------------------------------------------------------------------------------------------------
Abdesslem Faraj                      12,000                     --                  --                    --
1142 Alford Avenue
Hoover, AL 35226
Telephone:  205-979-4380
Telecopy:  205-975-4871
----------------------------------------------------------------------------------------------------------------------------------
Christian Perigaud                   12,000                     --                  --                    --
121 rue du Comtat Venaissin
34080 Montpellier, France
Telephone: 011-33-04-6745-0266
----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 1

                               STOCKHOLDER JOINDER

            By execution of this Stockholder Joinder, the undersigned agrees to become a party to that certain Second Amended and Restated Stockholders' Agreement dated as of April 24, 2001, among Novirio Pharmaceuticals Limited, a Cayman Islands corporation, and certain of its stockholders. The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Stockholder:



Name:__________________________

Address for Notices:


_______________________________
_______________________________
_______________________________
_______________________________


                                            Signature:________________________

Date:__________________________

                                  Amendment to
               Second Amended and Restated Stockholders' Agreement

                             Approved April 11, 2002

The following provisions of the Stockholders' Agreement have been amended as follows:

         (i) The introductory paragraph of the Stockholders' Agreement shall be amended and restated in its entirety as follows:

                  "THIS SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement") is entered into as of April 24, 2001, by and among NOVIRIO PHARMACEUTICALS LIMITED, a corporation formed under the laws of the Cayman Islands (together with any continuing corporation or successor in interest resulting from, including without limitation, the consummation of a Reorganization Event (as defined below), the "Company"), the Purchasers (as defined herein) and the Stockholders (as defined herein)."

         (ii) Section 1.1 entitled "Definitions" shall be amended by deleting the definition of "Charter" in its entirety and inserting the following definition in lieu thereof:

                  "`Charter' means the articles of association, articles of incorporation, certificate of incorporation or other organizational document(s) of the Company, as applicable and as may be in effect from time to time."

         (iii) Section 1.1 entitled "Definitions" shall be amended by deleting the definition of "Equity Incentive Plan" in its entirety and inserting the following definition in lieu thereof:

                  "`Equity Incentive Plan' means the 1998 Equity Incentive Plan of the Company pursuant to which Ordinary Shares or other securities to acquire such Ordinary Shares may be issued to employees, officers, directors, consultants and advisors of the Company or its majority owned subsidiaries."

         (iv) Section 1.1 entitled "Definitions" shall be amended by deleting the definition of "Family Member" in its entirety and inserting the following definition in lieu thereof:

                  "`Family Member' shall mean, as to any Person, (i) such Person's spouse, child (including a stepchild or an adopted child), or grandchild or a trust for the exclusive benefit of such Person and/or such Person's spouse, child (including a stepchild or an adopted child), or grandchild or (ii) a corporation, limited liability company, partnership, limited partnership, limited liability partnership or other similar entity, the beneficial owners of which consist exclusively of such Person and/or such Person's spouse, child (including a stepchild or an adopted child) and/or grandchild."

         (v) Section 1.1 entitled "Definitions" shall be amended by deleting the definition of "Ordinary Shares" in its entirety and inserting the following definition in lieu thereof:

                  "`Ordinary Shares' means the Ordinary Shares, $.001 par value per share, of the Company, or such shares of Common Stock, $.001 par value per share, of the Company which (i) Ordinary Shares may be converted into or substituted or exchanged for, or (ii) after a Reorganization Event, would otherwise represent such Ordinary Shares; in each case, in connection with or pursuant to a Reorganization Event. For purposes of calculating the Stockholders' relative holdings of the Ordinary Shares, including without limitation for purposes of Sections 4.1(c) and 5.2(b) hereof, all Preferred Shares of the Company shall be deemed to have been converted into Ordinary Shares."

         (vi) Section 1.1 entitled "Definitions" shall be amended by adding the following definition:

                  "Reorganization Event" means the consummation of any merger, consolidation, reorganization, recapitalization, statutory share exchange, reincorporation, deregistration and/or domestication involving the Company and, as a result of such transaction, all of the individuals and entities who were the beneficial owners of the then outstanding capital stock and/or share capital of the Company, as applicable, prior to the Reorganization Event beneficially own, directly or indirectly, in the same proportion, all of the outstanding capital stock and/or share capital of the resulting, succeeding or continuing corporation."

         (vii) Section 1.1 entitled "Definitions" shall be amended by deleting the definition of "Series A Preferred Shares" in its entirety and inserting the following definition in lieu thereof:

                  "`Series A Preferred Shares' shall mean the Series A Convertible Preferred Shares, $.001 par value per share, of the Company or such series of Preferred Stock, $.001 par value per share, of the Company (i) which Series A Preferred Shares may be converted into, or substituted or exchanged for, or
                  (ii) after a Reorganization Event, would otherwise represent such Series A Convertible Preferred Shares; in each case, in connection with or pursuant to a Reorganization Event."

         (viii) Section 1.1 entitled "Definitions" shall be amended by deleting the definition of "Series B Preferred Shares" in its entirety and inserting the following definition in lieu thereof:

                  "`Series B Preferred Shares' shall mean the Series B Convertible Preferred Shares, $.001 par value per share, of the Company or such series of Preferred Stock, $.001 par value per share, of the Company (i) which Series B Preferred Shares may be converted into, or substituted or exchanged for, or
                  (ii) after a Reorganization Event, would otherwise represent such Series B Convertible Preferred Shares; in each case, in connection with or pursuant to a Reorganization Event."

         (ix) Section 1.1 entitled "Definitions" shall be amended by deleting the definition of "Series C Preferred Shares" in its entirety and inserting the following definition in lieu thereof:

                  "`Series C Preferred Shares' shall mean the Series C Convertible Preferred Shares, $.001 par value per share, of the Company or such series of Preferred Stock, $.001 par value per share, of the Company (i) which Series C Preferred Shares may be converted into, or substituted or exchanged for, or
                  (ii) after a Reorganization Event, would otherwise represent such Series C Convertible Preferred Shares; in each case, in connection with or pursuant to a Reorganization Event."

         (x) Section 2.1(a)(A) of the Stockholders' Agreement shall be amended by deleting the text thereof in its entirety and inserting the following text in lieu thereof:

                  "Within one hundred eighty (180) days immediately following the effective date of any registration statement on the Commission's Form S-1 (or any successor form to Form S-1) pertaining to an underwritten offering of securities of the Company part or all of which was for its own account unless otherwise consented to by the underwriter of such offering; or"